Debt and Credit Agreements	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt and Credit Agreements

12. DEBT AND CREDIT AGREEMENTS

Short-Term Notes

Hydro One meets its short-term liquidity requirements in part through the issuance of commercial paper under its Commercial Paper Program which has a maximum authorized amount of $1,000 million. These short-term notes are denominated in Canadian dollars with varying maturities not exceeding 365 days. Hydro One had no commercial paper borrowings outstanding as at December 31, 2013 and 2012.

Hydro One has a $1,500 million committed and unused revolving standby credit facility with a syndicate of banks, maturing in June 2018. If used, interest on the facility would apply based on Canadian benchmark rates. This credit facility is unsecured and supports the Company’s Commercial Paper Program. The Company may use the credit facility for general corporate purposes, including meeting short-term funding requirements. The obligation of each lender to make any credit extension to the Company under its credit facility is subject to various conditions including, among other things, that no event of default has occurred or would result from such credit extension.

Long-Term Debt

The Company issues notes for long-term financing under its Medium-Term Note (MTN) Program. The maximum authorized principal amount of notes issuable under this program is $3,000 million. At December 31, 2013, $1,815 million remained available for issuance until October 2015.

The following table presents the outstanding long-term debt at December 31, 2013 and 2012:

December 31 (millions of Canadian dollars)	2013	2012
5.00% Series 15 notes due 2013	—	600
3.13% Series 19 notes due 2014[1]	750	750
2.95% Series 21 notes due 2015[1]	500	500
Floating-rate Series 22 notes due 2015[2]	50	50
4.64% Series 10 notes due 2016	450	450
Floating-rate Series 27 notes due 2016[2]	50	50
5.18% Series 13 notes due 2017	600	600
2.78% Series 28 notes due 2018	750	—
4.40% Series 20 notes due 2020	300	300
3.20% Series 25 notes due 2022	600	600
7.35% Debentures due 2030	400	400
6.93% Series 2 notes due 2032	500	500
6.35% Series 4 notes due 2034	385	385
5.36% Series 9 notes due 2036	600	600
4.89% Series 12 notes due 2037	400	400
6.03% Series 17 notes due 2039	300	300
5.49% Series 18 notes due 2040	500	500
4.39% Series 23 notes due 2041	300	300
6.59% Series 5 notes due 2043	315	315
4.59% Series 29 notes due 2043	435	—
5.00% Series 11 notes due 2046	325	325
4.00% Series 24 notes due 2051	225	225
3.79% Series 26 notes due 2062	310	310

	9,045	8,460
Add: Unrealized marked-to-market loss[1]	12	19
Less: Long-term debt payable within one year	(756)	(600)

Long-term debt	8,301	7,879

[1]

The unrealized marked-to-market loss relates to $500 million of the Series 19 notes due 2014, and $250 million of the Series 21 notes due 2015. The unrealized marked-to-market loss is offset by a $12 million (2012 – $19 million) unrealized marked-to-market gain on the related fixed-to-floating interest-rate swap agreements, which are accounted for as fair value hedges. See Note 13 – Fair Value of Financial Instruments and Risk Management for details of fair value hedges.

[2]	The interest rates of the floating-rate notes are referenced to the 3-month Canadian dollar bankers’ acceptance rate, plus a margin.

In 2013, Hydro One issued $1,185 million (2012 – $1,085 million) of long-term debt under the MTN Program, and repaid the $600 million MTN Series 15 notes (2012 – redeemed $600 million MTN Series 3 notes).

The long-term debt is unsecured and denominated in Canadian dollars. The long-term debt is summarized by the number of years to maturity in Note 13 – Fair Value of Financial Instruments and Risk Management.